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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 25, 2004

                        SLM EDUCATION CREDIT FUNDING LLC
                        --------------------------------
            (Exact name of registrant as specified in its charter)

        (Originator of the SLM Private Credit Student Loan Trust 2004-A)



  Delaware                    333-98169/333-109004               04-03480392
  --------                    --------------------               -----------
(State or other                 (Commission File             (I.R.S. employer
Jurisdiction of                     Numbers)                 Identification No.)
Incorporation)

                               20 Hemingway Drive
                       East Providence, Rhode Island 02915
                    ----------------------------------------
                    (Address of principal executive offices)

                  Registrant's telephone number: (401) 438-4500


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                         Exhibit Index appears on Page 5

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Item 5. Other Events.


     Closing of SLM Private Credit Student Loan Trust 2004-A

     Effective as of March 25, 2004, SLM Education Credit Funding LLC ("SLM Education Credit") and Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as trustee (the "Trustee") executed and delivered the Trust Agreement dated as of March 1, 2004, as amended by the Amended and Restated Trust Agreement dated March 25, 2004, pursuant to which the SLM Private Credit Student Loan Trust 2004-A was formed (the "Trust").

     On March 16, 2004, the following agreements were executed and delivered by the respective parties thereto: the Underwriting Agreement and the Pricing Agreement relating to certain Student Loan-Backed Notes, each dated March 16, 2004, among SLM Education Credit, SLM Education Credit Finance Corporation, SLM Corporation and J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated. (the "Underwriters").

     In connection with the foregoing, the following agreements were executed and delivered by the respective parties thereto: (a) the Issuer Sale Agreement, dated as of March 25, 2004, by and between SLM Education Credit Finance Corporation and SLM Education Credit; (b) the Depositor Sale Agreement dated March 25, 2004 between SLM Education Credit and the Trust; (c) the Indenture, dated as of March 1, 2004, by and between the Trust and JP Morgan Chase Bank, not in its individual capacity but solely as the trustee under the Indenture (the "Indenture Trustee");

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                         Exhibit Index appears on Page 5

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(d) the Administration Agreement, dated as of March 25, 2004, by and among the
Trust, Sallie Mae, Inc. (the "Administrator" and the "Servicer"), SLM Education Credit and the Indenture Trustee, and (f) the Servicing Agreement, dated as of March 25, 2004, by and among the Servicer, the Administrator, the Trust, and the Indenture Trustee.

     On March 25, 2004, the Trust issued $1,336,083,000 of its Floating Rate Student Loan-Backed Notes.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

      (c) Exhibits

            1.1 Underwriting Agreement relating to the Student Loan-Backed Notes, dated March 16, 2004, by and among SLM Education Credit, SLM Education Credit Finance Corporation, SLM Corporation and the Underwriters.

            1.2 Pricing Agreement relating to the Student Loan-Backed Notes, dated March 16, 2004, by and among SLM Education Credit, SLM Education Credit Finance Corporation, SLM Corporation and the Underwriters.

            4.1 Amended and Restated Trust Agreement, dated as of March 25, 2004, by and between SLM Education Credit and the Trustee.

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                         Exhibit Index appears on Page 5

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    4.2        Indenture, dated as of March 1, 2004, by and between the Trust and the Indenture Trustee.

   99.1 Issuer Sale Agreement, dated as of March 25, 2004, by and between SLM Education Credit and SLM Education Credit Finance Corporation.

   99.2 Depositor Sale Agreement, dated as of March 25, 2004, by and between SLM Education Credit and the Trust.

   99.3 Administration Agreement, dated as of March 25, 2004, by and among the Trust, the Administrator, SLM Education Credit, the Servicer and the Indenture Trustee.

   99.4 Servicing Agreement, dated as of March 25, 2004, by and among the Servicer, the Administrator, SLM Education Credit, the Trust and the Indenture Trustee.

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                         Exhibit Index appears on Page 5

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 25, 2004

                                          SLM EDUCATION CREDIT FUNDING LLC


                                          By: /s/ MARK L. HELEEN
                                              ---------------------------
                                          Name: Mark L. Heleen
                                          Title: Vice President


                                INDEX TO EXHIBIT


Exhibit
Number         Exhibit
------         -------
1.1            Underwriting Agreement relating to the Student Loan-Backed Notes, dated March 16, 2004, by and among SLM Education Credit, SLM
               Education Credit Finance Corporation, SLM Corporation and the
               Underwriters.


1.2 Pricing Agreement relating to the Student Loan-Backed Notes, dated March 16, 2004, by and among SLM Education Credit, SLM Education Credit Finance Corporation, SLM Corporation and the Underwriters.

4.1 Amended and Restated Trust Agreement, dated as of March 25, 2004, by and between SLM Education Credit and the Trustee.

4.2 Indenture, dated as of March 1, 2004, by and between the Trust and the Indenture Trustee.

99.1 Issuer Sale Agreement, dated as of March 25, 2004, by and between SLM Education Credit and SLM Education Credit Finance Corporation.

99.2 Depositor Sale Agreement, dated as of March 25, 2004, by and between SLM Education Credit and the Trust.

99.3 Administration Agreement, dated as of March 25, 2004, by and among the Trust, the Administrator, SLM Education Credit, the Servicer and the Indenture Trustee.

99.4 Servicing Agreement, dated as of March 25, 2004, by and among the Servicer, the Administrator, SLM Education Credit, the Trust and the Indenture Trustee.

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                         Exhibit Index appears on Page 5